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Slide 1:
Investor Presentation
March 2010

Slide 2:
Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3:
•	Medford, NY Manufacturer of Point of Care Rapid Diagnostic Tests
•	2009 Total Revenues of $13.8MM - $309K Net Income v. $11.0MM Rev. - $1.9MM Net Loss in 2008
•	Five Year Revenue CAGR of 33%
•	148% Revenue Increase, to $5.3MM in 2009, of FDA Approved Rapid HIV Tests Marketed in U.S. by Inverness Medical
•	Developing New OEM & Branded Product Pipeline Utilizing Chembio’s Patented DPP® Technology

Slide 4:
Organization & Management Team
Lawrence Siebert, CEO & Chairman
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director
Total Employment Approx . 100
S, G&A 7
Ops. 69
R&D 18
Reg. & Clinical, QA & QC 7

Slide 5:
Regulatory Approvals Provide Access to
Large, Diverse & Global POCT Markets

Two FDA-Approved  PMA’s
USDA-Approved Facility & Product Licenses
ISO Certified for Global Markets

Slide 6:
$7B Global Point of Care Test (POCT) Market

Europe $3,254 (52%), U.S. Hosp. $1,772 (28%), U.S. Decentralized sites $591 (9%), etc (see PDF for more details).

At 7% Projected Increases, even with Large Low-Growth Segments (e.g., Glucose), Global POCT Market is Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market, Projected to Reach $8.8B by 2012
Source: Independent Market  Research Report

Slide 7:
POCT Market Drivers
•	Reduce Patient Stays and Costs, Improve Patient Outcomes with Prompt & Early Diagnosis
–	Improve Therapeutic Intervention

–	Prevent Needless Admissions
–	Simplify Testing Procedures to Reduce Testing Costs

–	Avoid Delays from Central Lab Batching
–	Eliminate Need for Return Visit (s)

Slide 8:

2008 Revenue Composition
Lower ASP International Revs. 3x US

2008 – Total Revenue $11,049,600

LF-HIV, Int’l - $7,008,800 (64%), LF-HIV-U.S. - $2,183,500 (20%), Other - $1,037,468 (9%), R&D $693,803 (6%), DPP $126,000 (1%).

Slide 9:

2009 Revenue Composition
US & International Sales Nearly Even
2009 – Total Revenue $13,834,248

LF-HIV, Int’l - $5,552,947 (40%), LF-HIV-U.S. - $5,240,000 (38%), Other - $960,016 (7%), R&D $1,339,859 (10%), DPP $619,530 (6%), Royalty Income $121,896 (1%).

Slide 10:

FDA Approved Rapid HIV Tests
Distributed in US Exclusively by Inverness Medical
•	148% YTD Increase in 2009 -$5.3MM v. $2.1MM

–	Gains Based Upon Market Expansion and Increased Market Share
•	Competitive Features

–	CLIA Waived
–	Two Formats

–	99.7% Sensitivity; 99.9% Specificity
–	Proprietary Formulation Enables 24 Month Stability

–	Strong Marketing Partner

Slide 11:

Chembio’s Rapid HIV Tests
are Distributed Globally

•	Approved for Procurements by UN,WHO, CDC/USAID (PEPFAR)
•	Registered/Approved in several countries in South America, Asia, and Africa

•	CE Mark Pending

Slide 12:
Estimated Projected Total Annual Sales of U.S. POCTs
2008-2012
Unit Growth of 79% on Sales Growth of 31% Creating Opportunity for Multiplexed Products
Chart showing Sales as follows:
2008 - $2,363
2009 - $2,529
2010 - $2,705
2011 - $2,895
2012 - $3,098
Source: Independent Market  Research Report

Slide 13:
PATENTED DUAL PATH PLATFORM (DPP®)
KEY DESIGN AND PERFORMANCE ADVANTAGES vs. LATERAL FLOW
•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples

•	US Patent #7,189,522. Patent Protection Pending Worldwide

Slide 14:
DPP® HIV 1/2 Oral Fluid Assay

•	$60MM/6MM Units 20% US Market Growth in 2009
•	International Studies Completed in 2009
•	US Clinical Trials Commencing Q1 2010
•	Anticipate PMA approval mid-2011
•	OTC Opportunity

Slide 15:

DPP® Syphilis Screen & Confirm
•	First POCT For Syphilis In US – Estimate $30MM Market
•	Provides Better Indication Of Active Disease

•	Enables Confirmation & Treatment At POC
•	Pre-natal Testing

• International Evaluation Ongoing • Anticipate 510(K) Clearance in Early 2011

Developed in collaboration with the U.S. Centers for Disease Control

Slide 16:
In Development: DPP® INFLUENZA
Multiplex Flu A & B Test & 6 Strain Immunity Test

•	DPP® Influenza A & B Ag
–	Large Established Market for Flu A&B tests
–	Chembio’s First Antigen Detection Test with DPP
–	Prototype Shows Improved Performance v. Established Tests
•	DPP® Influenza Immune Status test
–	$900,000 Contract signed Dec. 2009 with CDC for 6-band test

Slide 17:

Hepatitis-C (HCV) & HIV/HCV Comb.
•	Estimated 3MM HCV Infections in US
–	Only 22% Diagnosed

–	25% Co-infection with HIV
–	Major Cause of Liver Disease

–	New therapeutics from Vertex, etc. will drive demand for Dx
•	No HCV Point of Care Test in US

•	Chembio Participating in Pre-Clinical CDC Study with both prototypes – Expect Data in First Half 2010

Slide 18:
OEM & Contract R&D

•	Four Products Under OEM Agreements with Bio-Manguinhos, Brazil
–	Completed $8MM Tech. Transfer Program with Chembio 2004-2009
•	Anticipate Regulatory Approval in Brazil of Three Products During First Half 2010
–	Potential Annual Revenues of ~$3MM 2010-2012 (total $12MM)

Slide 19:

DPP® Contract R&D Programs

DPP® Product; Contractor	Development Contract/Grant Amount	Status
Confidential Multiplex Test; Bio-Rad Laboratories, Inc.	April 2008-June 2010; N/A	Two Year Development Phase being Completed First Half 2010; begin regulatory phase
Multiplex Influenza Test; U.S. Centers for Disease Control	December 2009-October 2010; $900,000	Development Plan approved and project proceeding
Leptospirosis test; National Institutes of Health Grant	June 2009-May 2012; $3MM	Development program proceeding

Slide 20:
OEM Products Pipeline

See image in PDF

Slide 21:

Chembio Branded Products Pipeline

See image in PDF

Slide 22:
Selected Comparative Historical Financial Results
2005-2008 and 9 Mos. of 2009

	For the Years Ended
(000s)	2009	2008	2007	2006	2005
Total Revenues	$13,834	$11,050	$9,231	$6,503	$3,941
Cost of sales	7,974	7,198	6,435	4,894	2,996
Gross Profit	5,860	3,852	2,796	1,609	945
	42.4%	34.9%	30.3%	24.7%	24.0%
R&D Expense	2,884	2,605	1,907	1,402	1,365
SG&A Expense	2,659	3,317	3,765	4,787	2,878
Operating Income (Loss)	317	(2,071)	(2,876)	(4,580)	(3,298)
Other Inc. (Expense)	(8)	122	249	(415)	46
Net Income (Loss) - Stkhldrs	309	(1,949)	(2,627)	(4,995)	(3,252)
Pref. Stock Expenses	-	-	5,645	3,210	3,517
Net Income Loss	$309	$(1,949)	$(8,272)	$8,205)	$(6,769)
Net Income (Loss) - per Share	$0.00	$(0.03)	$(0.57)	$(0.80)	$(0.88)
Avg. No. Shares (Millions)	61.946	61.267	14.608	10.293	7.705
Working capital	$1,494	$1,664	$3,229	$5,113	$831
Total assets	6,315	5,915	6,585	7,907	3,016
Total liabilities	3,227	3,338	2,322	2,297	1,964
Equity (Deficit)	3,088	2,577	4,263	(940)	1,053

Slide 23:

Selected Comparative Historical Financial Results
Quarter and YTD 9/30/2009 & 9/30/2008

	Three Mos Ended
(000s)	Dec. 30, 2009	Dec. 30, 2008
Total Revenues	$3,551	$2,451
Cost of sales	1,920	1,836
Gross Profit	1,631	615
	45.9%	25.1%
R&D Expense	756	653
SG&A Expense	657	620
Operating Income (Loss)	218	(658)
Other Inc. (Expense)	(1)	108
Net Income (Loss) - Stkhldrs	217	(550)
Pref. Stock Expenses	-	-
Net Income Loss	$217	$(550)
Net Income (Loss) - per Share	$0.00	$(0.00)
Avg. No. Shares (Millions)	61.951	61.945
Working capital	$1,494	$1,664
Total assets	6,315	5,915
Total liabilities	3,227	3,338
Equity (Deficit)	3,088	2,577

Slide 24:

Selected Balance Sheet Data
($000s)
Balance Sheet Data	Dec '09	Dec. '08
Cash	$1,068	$1,212
Accts. Receivable	1,776	809
Inventories	1,556	1,819
Other Current Assets	267	225
Total Current Assets	4,667	4,066
Net Fixed Assets	580	881
Other Assets	1,068	968
Total Assets	6,315	5,915
Total Current Liab.	3,173	2,402
Total Other Liab.	54	936
Total Liabilities	3,227	3,338
Total Equity	3,088	2,577
Total Liabilities & Shareholders Equity	6,315	5,915

Slide 25:

CEMI Selected Share Data
As of 2/28/10
Stock data as of 2/28/10 (see PDF for details)
Options and Warrants:
Options and Warrants (MM)		Avg. Ex. Price

Options (3.86MM held by mgmt. & board)	5.75	$0.16
Warrants - Exp.Dates
10/5/11	2.64	$0.48
2/5/12	.07	$0.81
Total Warrants	2.71

Total Options & Warrants	8.46

Slide 26:

www.chembio.com